UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    June 24, 2008

BIO-PATH HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

333-105075	87-0652870
(Commission File Number)	(IRS Employer Identification No.)

3293 Harrison Blvd., Ste. 230, Ogden, UT	84403
(Address of Principal Executive Offices)	(Zip Code)

801-399-5500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events

On June 24, 2008, Bio-Path Holdings, Inc., announced that Hans A. de Haan, M.D., Ph.D., F.F.P.M., F.R.C.S., has joined Bio-Path as its Medical Officer. The press release relating to this announcement is attached hereto as an exhibit and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

 Exhibits

Exhibit Number	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 24, 2008	BIO-PATH HOLDINGS INC.

By: /s/ Peter Nielsen
Chief Executive Officer